CERTIFICATION EXHIBIT 31.2
I, Carlos J. Vázquez, certify that:
1. I have reviewed this report on Form 10-Q of Popular,

Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements
were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly
present in all material respects the financial condition, results of operations and cash flows of the registrant as of,
and for, the periods presented in this report;
4. The registrant's

other certifying

officer and I

are responsible for

establishing and maintaining

disclosure controls
and

procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and

internal

control

over

financial
reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the

registrant and have:
a)
Designed such disclosure controls

and procedures, or caused such

disclosure controls and procedures to

be
designed under

our supervision,

to ensure that

material information

relating to

the registrant,

including its
consolidated

subsidiaries,

is

made

known

to

us

by

others

within

those

entities,

particularly

during

the
period in which this report is being prepared;
b)
Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over

financial
reporting to be designed under

our supervision, to provide reasonable

assurance regarding the reliability

of
financial

reporting

and

the

preparation

of

financial

statements

for

external

purposes

in

accordance

with
generally accepted accounting principles;
c)
Evaluated

the

effectiveness

of

the

registrant's

disclosure

controls

and

procedures

and

presented

in

this
report our

conclusions about

the effectiveness

of the

disclosure controls

and procedures,

as of

the end

of
the period covered by this report based on such evaluation; and
d)
Disclosed

in

this

report

any

change

in

the

registrant’s

internal

control

over

financial

reporting

that
occurred during

the registrant’s

most recent

fiscal quarter

(the registrant’s

fourth fiscal

quarter in

the case
of an annual report) that has materially

affected, or is reasonably

likely to materially affect, the

registrant’s
internal control over financial reporting; and
5.

The

registrant's

other

certifying

officer

and

I

have

disclosed,

based

on

our

most

recent

evaluation

of

internal
control

over

financial

reporting,

to

the

registrant's

auditors

and

the

audit

committee

of

the

registrant's

board

of
directors (or persons performing the equivalent functions):
a)
All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over
financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to

record,
process, summarize and report financial information; and
b)
Any fraud,

whether or

not material,

that involves

management or

other employees

who have

a significant
role in the registrant's internal controls over financial reporting.
Date:

November 9, 2022
By: /s/ Carlos J. Vázquez
Carlos J. Vázquez
Chief Financial Officer